                       Consent of Independent Auditors

We consent to the reference to our firm under the captions  "Board of Trustees and  Oversight  Committees"  and  "Independent  Auditors" in the  Statement of
Additional  Information  and to the use of our report  dated July 16,  2003 in the  Registration  Statement  (Form N-1A Nos.  333-105970  and  811-21369) and
related  Prospectus  of  Oppenheimer  International  Value Fund (the sole fund constituting the Oppenheimer International Value Trust).

/s/ERNST & YOUNG LLP
ERNST & YOUNG LLP

New York, New York
July 24, 2003